UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 7, 2024

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)
001-41342	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/100th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FRMEP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS.

(e)    Material Compensatory Plans, Contracts, or Arrangements

(1) 2024 Long-Term Equity Incentive Plan. On February 6, 2024, the Board of Directors (the “Board”) of First Merchants Corporation (“First Merchants”) adopted the First Merchants Corporation 2024 Long-Term Equity Incentive Plan (the “2024 LTEIP”), subject to shareholder approval, which was obtained at the 2024 Annual Meeting of Shareholders held on May 7, 2024. The 2024 LTEIP is intended to serve as the successor to the 2019 Long-Term Equity Incentive Plan (the “2019 LTEIP”) and no further awards will be granted under the 2019 LTEIP. The 2024 LTEIP has been designed to promote the interests of First Merchants and its shareholders by providing stock-based incentives to participating employees who are expected to contribute materially to the success of First Merchants and its subsidiaries. The 2024 LTEIP provides a means of rewarding employee performance while encouraging participants to own First Merchants stock. First Merchants believes the 2024 LTEIP will assist its efforts to attract and retain quality employees.

The material terms of the 2024 LTEIP are described in “Voting Item 4: Proposal to Approve the First Merchants Corporation 2024 Long-Term Equity Incentive Compensation Plan” in First Merchants’ definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 27, 2024 (the “Proxy Statement”), which description is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

The descriptions of the 2024 LTEIP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2024 LTEIP, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

(2) 2024 Employee Stock Purchase Plan. On February 6, 2024, the Board adopted the First Merchants Corporation 2024 Employee Stock Purchase Plan (the “2024 ESPP”), subject to shareholder approval, which was obtained at the 2024 Annual Meeting of Shareholders held on May 7, 2024. The 2024 ESPP is intended to serve as the successor to the 2019 Employee Stock Purchase Plan (the “2019 ESPP”). The purpose of the 2024 ESPP is to provide eligible employees of First Merchants and its subsidiaries the opportunity to purchase shares of First Merchants common stock through quarterly offerings at a slightly discounted price using payroll deductions. First Merchants believes that the 2024 ESPP will incentivize employees to purchase First Merchants stock and, therefore, participation will more closely align their interests with those of other shareholders. The 2024 ESPP is intended to qualify as an employee stock purchase plan under Internal Revenue Code Section 423. It has an effective date of July 1, 2024. In adopting the 2024 ESPP, the Board determined that shares available under the 2019 ESPP will not roll over to the 2024 ESPP.

The material terms of the 2024 ESPP are described in “Voting Item 5: Proposal to Approve the First Merchants Corporation 2024 Employee Stock Purchase Plan” in the Proxy Statement, which description is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

The descriptions of the 2024 ESPP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2024 ESPP, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit 10.1	First Merchants Corporation 2024 Long-Term Equity Incentive Plan
Exhibit 10.2	First Merchants Corporation 2024 Employee Stock Purchase Plan
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Michele M. Kawiecki Michele M. Kawiecki Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: May 10, 2024